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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                          Savient Pharmaceuticals, Inc.
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               (Exact name of registrant as specified in charter)

        Delaware                       0-15313                   13-3033811
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 (State or other juris-              (Commission                (IRS Employer
diction of incorporation            File Number)             Identification No.)


                          One Tower Center, 14th Floor
                        East Brunswick, New Jersey 08816
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               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (732) 418-9300

                                 Not applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 8, 2004, Savient Pharmaceuticals, Inc. ("Savient") announced its financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In addition, on November 8, 2004, Savient held a publicly available live webcast discussion of its financial results for the quarter ended September 30, 2004. The transcript of the November 8, 2004 conference call is furnished as
Exhibit 99.2 to this Current Report on Form 8-K.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1     Press release dated November 8, 2004

                  99.2     Transcript dated November 8, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 12, 2004              SAVIENT PHARMACEUTICALS, INC.

                                     By: /s/ Philip K. Yachmetz
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                                         Philip K. Yachmetz
                                         Senior Vice President, General Counsel
                                         and Secretary